UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2025

STRYVE FOODS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38785	87-1760117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Post Office Box 864 Frisco, TX	75034
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 987-5130

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 6, 2025, Stryve Foods, Inc. (the “Company”) entered into an agreement (the “Lease Termination Agreement”) with Denali Texas 16240 Gateway Industrial, LLC (the “Landlord”) to terminate the lease for its distribution center located at 16240 Gateway Path, Frisco, TX 75033 (the “Original Lease Agreement”). In order to terminate the Original Lease Agreement, the Company issued an unsecured promissory note (“Note”) to the Landlord for the termination fee of $1.1 million. As modified by the terms of the Lease Termination Agreement, the lease will expire on February 15, 2025. The Lease Termination Agreement releases the Company from its remaining obligations under the Original Lease Agreement, which included payment obligations of approximately $10.2 million, inclusive of future lease payments of approximately $7.6 million and common area maintenance charges of approximately $2.6 million. The foregoing description of the terms of the Lease Termination Agreement are qualified in their entirety by reference to the form agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the Lease Termination Agreement, the Company issued a Note on February 6, 2025 to the Landlord for the amount of the lease termination fee of $1.1 million. The Note bears interest at 0.0% and is to be repaid in sixty (60) monthly installments maturing on April 1, 2030. The foregoing description of the terms of the Notes are qualified in their entirety by reference to the form Note, which is attached hereto as Exhibit 10.2 and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On February 11, 2025, the Company issued a press release announcing that the Company has completed a major network optimization project which it expects to generate annual net savings of more than $1.0 million through improved operating efficiencies, reduced transportation costs, and rent savings.. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The information furnished under this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01(d) Financial Statements and Exhibits.

10.1	Lease Termination Agreement dated February 6, 2025 entered into between Stryve Foods, Inc. and Denali Texas 16240 Gateway Industrial, LLC.

10.2	Form of Note

99.1	Press Release of Stryve Foods, Inc., dated February 11, 2025

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 12, 2025

STRYVE FOODS, INC.

By:	/s/ R. Alex Hawkins
Name:	R. Alex Hawkins
Title:	Chief Financial Officer